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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 13, 2006


                         Virginia Commerce Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


           Virginia                      0-28635                  54-1964895
(State or other jurisdiction   (Commission file number)         (IRS Employer)
     of incorporation)                                              Number


                   5350 Lee Highway, Arlington, Virginia 22207
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code: 703.534.0700

         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02  Results of Operations and Financial Condition
Item 7.01  Regulation FD Disclosure

         On April 13, 2006, Virginia Commerce Bancorp issued the press release attached as exhibit 99.

Item 9.01  Financial Statements and Exhibits
--------------------------------------------
(a) Financial Statements of Business Acquired.  Not applicable.

(b) Pro Forma Financial Information. Not applicable.

(c) Shell Company Transactions. Not applicable.

(d) Exhibits.

         99       Press Release dated April 13, 2006



                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   VIRGINIA COMMERCE BANCORP, INC.



                                   By:  /s/ Peter A. Converse
                                      -----------------------------------------
                                      Peter A. Converse, Chief Executive Officer

                                                           Dated: April 13, 2006